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                                                                   Exhibit 10.20

                            [PAINEWEBBER LETTERHEAD]



as of
October 27, 1995




Mr. Donald B. Marron
Chairman and Chief Executive Officer
PaineWebber Group Inc.
1285 Avenue of the Americas
New York, New York 10019

Mr. Joseph Jr. Grano, Jr.
President
PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019

Dear Don and Joe:

This is in reference to the Employment Contract dated May 4, 1993 between PaineWebber Group Inc. and PaineWebber Incorporated and the undersigned, a copy of which is attached. It is mutually understood and agreed that, by accepting the terms and conditions of the Executive Compensation Program which is set forth in the October 16, 1995 memo from you to me, the annual bonus provision of paragraph 5 of the May 4, 1993 Employment Contract with respect to 1995 and 1996 and the provisions of paragraphs 9(a) and (b) of the May 4, 1993 Employment Contract concerning non-competition are null and void. It is further understood and agreed that, in all other respects, the May 4, 1993 Employment Contract remains in effect as a valid and binding agreement.

Very truly yours,

/s/ Theodore A. Levine

Theodore A. Levine